UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 12, 2014

UGI Utilities, Inc.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-1398	23-1174060
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2525 N. 12th Street, Suite 360 P.O. Box 12677 Reading, PA		19612
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 610 796-3400
Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 12, 2014, UGI Corporation, the parent of UGI Utilities, Inc., issued a press release announcing financial results for itself, including the Gas Utility division of UGI Utilities, Inc., for the fiscal quarter and year ended September 30, 2014. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The following exhibit is being furnished herewith:

99.1	Press Release of UGI Corporation, the parent of UGI Utilities, Inc., dated November 12, 2014.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Utilities, Inc.

November 13, 2014	By:	/s/ Monica M. Gaudiosi
	Name:	Monica M. Gaudiosi
	Title:	Vice President and General Counsel, Secretary

EXHIBIT INDEX
The Following Exhibit Is Furnished:

EXHIBIT NO.	DESCRIPTION
99.1	Press Release of UGI Corporation, the parent of UGI Utilities, Inc., dated November 12, 2014.